NAMI CORP

CORPORATE CONFERENCE 企业大会 2018

28th APRIL 2018 | KUALA LUMPUR



DISCLAIMER

This presentation contains many forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Such statements described events or results that we expect to achieve in the future. Such statements are characterized by the use of words such as "believes," "intends," "expects," "anticipates" and similar words or expressions. Such forward-looking statements involve both known and unknown risks and uncertainties that may cause actual results, performance or achievements to differ from those expressed or implied by our forward-looking statements. Projections are only estimates based upon our assumptions and could be affected by numerous factors beyond our control, including the inaccuracy of our assumptions and general economic conditions. Our actual results of operations will vary from our projections and these variances may be material and adverse. Prospective investors are advised to rely upon their own analysis, or that of their advisors and experts, to evaluate the risks and merits of the Company.



CORE BUSINESS AND PROSPECTIVE PROJECTS

Core Business





Mining
Sea Sand
海砂采矿

Mining
Granite Hill
花岗岩山

Prospective Projects





NAMI Safe
Safety Locker
NAMI Safe保险箱

Agatha World
Bentong Eco Park
彭亨文冬综合性度假村

01

CORE BUSINESS

核心投资业务

Increase corporate value through equity acquisitions



SEA SAND

MINING PROJECT

海砂采矿





Sea Sand Mining
海砂采矿

On 30th August 2017, SBS Mining had decided to venture into sea sand mining and dredging at the site of Peninsular Malaysia coast line.

2017年8月30日，SBS矿业决定在马来西亚半岛海岸线投资开采海砂和。

Sea Sand Mining 海砂采矿





Sea Sand Mining is a practice to extract sands from the ocean beds.

海砂开采是一种从海床中提取沙子的做法。

Sand is often used in manufacturing, for example as an abrasive or in concrete and constructions material as well as land reclamation.

砂经常用于制造，例如作为磨料或混凝土与建筑材料以及土地开垦。

Sea Sand Mining 海砂采矿

- A total area of 383km² sand reserve located in Peninsular Malaysia.
- An estimated 766 million meter cube of sand pile stocks.

- 位于马来西亚半岛，总面积达383平方公里的沙地储备，
- 约7亿6,600万立方米的沙堆库存。



Sea Sand Mining 海砂采矿

Sea Sand Mining Progress Report - 20km²

海砂采矿进展报告 – 20 平方公里



Data collection (field work) for EIA report processing has been completed.

实地工作数据收集已完成。

These are some of the equipment for data collection such as Multi Beam and ADCP.

这些是其中一部分的器材比如是多光速验测和ADCP.

Sea Sand Mining 海砂采矿

Sea Sand Mining Progress Report - 20km^2
海砂采矿进展报告 – 20 平方公里

Samples taken from the sea bed

海砂样本采集


GOPR2035

Coarse sand which the sand content are estimated at 70%, above the saleable requirement of 51% are found in our area.

在我们的开发范围内发现的粗砂，含砂量高达70%，高于51%的可销售要求。



Sea Sand Mining 海砂采矿

Sea Sand Mining Progress Report - 20km²

海砂采矿进展报告 – 20 平方公里

This map is our surveying 20km² area.

这图显示我们的20平方公里测试地点



Red and yellow zone shown in the surveying area indicate high volume of sand

红与黄地带显示测量地点有大量的海砂

Sea Sand Mining 海砂采矿

Sea Sand Mining Progress Report - 20km^2

海砂采矿进展报告 – 20 平方公里

Field data has been collected and now in the progress of processing for submission to 13 government departments such as Fishery, Sociological, Environment department.

实地数据目前正在处理中,将提交给渔业、社会与环境署等13个政府部门审核。



Sea Sand Mining 海砂采矿

Projected Five Years Revenue 预计五年收入

Financial year ending 30th of June	2019 (USD '000)	2020 (USD '000)	2021 (USD '000)	2022 (USD '000)	2023 (USD '000)
Revenue	20,000	20,000	30,000	40,000	40,000
Profit before tax	10,920	10,113	16,646	22,985	21,594
Projected mining out per year (In m^3)	10,000,000	10,000,000	15,000,000	20,000,000	20,000,000

Sea Sand Mining 海砂采矿

Current status 当前状态



EIA Field Work – Completed

环境影响评估实地工作 - 已完成



EIA Report Submission – Mid 2018

环境影响评估报告提交 - 2018年年中



Approval & Commence Operation – 3rd Quarter 2018

审批和开始操作 - 2018年第三季度


GRANITE HILL
MINING PROJECT
花岗岩山
KOMATSU



Granite Hill Mining
花岗岩山

A 6.07 hectares (15 acres) granite reserved located in Hutan Simpan in Mukim Kampar, Daerah Kinta.

保留在近打区 Mukim Kampar 的一块6.07公顷（15英亩）花岗岩山。

Granite Hill Mining 花岗岩山







Malaysia 15th largest exporter in 2016.

马来西亚在2016年被认定为世界第15大出口商。

Applied in various segments such as construction, chemical (silica, quartz) and others.

应用于各种领域，如建筑，化学（硅石，石英）等。

Granite Hill Mining 花岗岩山

Current status 当前状态

Mid 2018
2018年年中

Application of mining certificate

申请采矿证书

4th Quarter of 2018
2018年第四季度

EIA & Geological Studies

环境影响评估和地质研究

2nd Half of 2019
2019年下半年

Operation Commencement

开始操作

02

PROSPECTIVE PROJECTS

潜在投资业务


INV

NAMI SAFE

SSA Safety Locker

NAMI Safe 保险箱


User Name
Password



NAMI SAFE Safety Locker
NAMI SAFE 保险箱

High end safety lockers operated by
Safe Store Auto (SSA) System

Safe Store Auto (SSA)
高端操作的安全保险箱系统

NAMI SAFE Safety Locker
NAMI SAFE 保险箱

Safety and Security Technology by Gunnebo
保险箱保安系统
由Gunnebo 提供

GUNNEBO®
For a safer world

Safety Boxes supplied by Chubbsafes
保险箱由Chubbsafes提供

Chubbsafes
Trusted the world over.

NAMI SAFE Safety Locker
NAMI SAFE 保险箱



SELF-AUTOMATED SYSTEM
全自动系统

HIGHLY SECURE WITH TOTAL PRIVACY
高度隐私保护

24/7 ACCESSIBILITY
一周24小时和7天

INSURANCE PROTECTION
保险服务

NAMI SAFE Safety Locker
NAMI SAFE 保险箱

Strategic location located at Straits Quay Penang & City Center of Sibu, both currently in business operations.
设备位置设立在战略商业位置如槟城海峡码头和诗巫市中心，目前都在正常营业。





NAMI SAFE Safety Locker NAMI SAFE 保险箱


NAMI SAFE

Straits Quay Penang
槟城海峡码头


NAMI SAFE
RM 0.77

City Center of Sibu
诗巫市中心


AGARTHA WORLD
BENTONG ECO PARK
彭亨文冬综合性度假村



BENTONG ECO PARK
彭亨文冬综合性度假村

Inspired by nature, engraving mother natures resources offering the perfect escapade to customers.

灵感来自大自然，建筑题材提自大自然的资源， 为客户提供一个完美的休闲度假经验。

BENTONG ECO PARK, PAHANG
彭亨文冬综合性度假村



Agartha World, an underground themed tropical rainforest paradise and tourist sanctuary.

Agartha World，一个以热带雨林天堂为主题的旅游圣地。

BENTONG ECO PARK, PAHANG
彭亨文冬综合性度假村

Current Facilities 目前的设施



Infinity Pool
无边泳池



Tropical Restaurant
热带餐厅



Mother Nature
大自然



Rock Cave Suites
岩洞套房

BENTONG ECO PARK, PAHANG
彭亨文冬综合性度假村


Singapore

Actual Location

Location : Bentong, Pahang
Land Title : Freehold
Filed Area : 10 acres

地点 : 彭亨文冬
土地所有权 : 永久业权
提起的面积 : 10英亩

BENTONG ECO PARK, PAHANG
彭亨文冬综合性度假村

The project is targeted to be ready by end of 2018

此项目预计将在2018年底完成



NAMI CORP

NAMI ROADMAP TO

Nasdaq


Nasdaq
The #1 EXCHANGE for IPOs

Updated on MARCH 2018
2018年3月 更新

NAMI CORP Overview Roadmap

Phase 1
第1阶段

/ Estimated time of completion is within 5 months
预计 5个月内完成

Acquisition of projects 项目收购
Assets valuation & environment report analysis
资产估值与环境评估报告分析

- Acquisition of projects
  项目收购
- Commencement of Environmental Impact Assessment Review (EIA Review) for Sea Sand Project
  开始海沙项目环境评估
- Commencement Granite Hill Valuation Analysis
  开始花岗岩山估值分析
- Corporate Conference
  企业大会

Phase 2
第2阶段

/ Estimated time of completion is within 12 months
预计 12个月内完成

Kick start Nasdaq listing
开始纳斯达克上市作业

- Kick start Nasdaq Listing
  开始纳斯达克上市作业

Nasdaq review & application
美国纳斯达克检阅与申请

- IPO Prospectus Preparation
  准备招股说明书
- Corporate Governance Committee set up 成立企业监管委员会
- Independence Committee set up
  成立独立委员会
- Audit Committee set up
  成立审计委员会
- US due diligence working group visit Malaysia
  美国尽职调查团队来马考察
  - Review on Core Listing Projects
    上市核心项目检阅
- Submission for Up listing Approval
  提交上市审批

Phase 3
第3阶段

/ Estimated time of completion is within 1 month
预计 1个月内完成

Uplisted and Ring the bell
纳斯达克敲钟上市

- Uplisted to Nasdaq
  纳斯达克上市
- Ring the Bell
  敲钟上市

* Timeline is estimation and may fluctuate at the point of event.
上述时间仅属预计，程序随着活动有所更动。

Updated on MARCH 2018
2018年3月 更新

NAMI CORP

Phase 1 第1阶段

/ Estimated time of completion is within 5 months

预计 5个月内完成

1. Acquisition of projects
   项目收购
2. Assets valuation and environment report analysis 资产估值与环境评估报告分析

* Timeline is estimation and may fluctuate at the point of event.
上述时间仅属预计，程序随着活动有所更动。

Updated on MARCH 2018
2018年3月 更新

Phase 1

第1阶段

/ Estimated time of completion is within 5 months 预计 5个月内完成


NAMI CORP

- Acquisition of projects
- 项目收购
- Commencement of Environmental Impact Assessment Review (EIA Review) for Sea Sand Project
- 开始海沙项目环境评估
- Commencement Granite Hill Valuation Analysis
- 开始花岗岩山估值分析

* Timeline is estimation and may fluctuate at the point of event.
上述时间仅属预计，程序随着活动有所更动。

Updated on MARCH 2018
2018年3月 更新


NAMI CORP
Phase 1
第1阶段
/ Estimated time of completion is within 5 months 预计 5个月内完成
Corporate Conference
企业大会
* Timeline is estimation and may fluctuate at the point of event.
上述时间仅属预计，程序随着活动有所更动。
Updated on MARCH 2018
2018年3月 更新

NAMI CORP

Phase 2 第2阶段

/ Estimated time of completion is within 12 months

预计 12个月内完成

1. Kick start Nasdaq Listing
   开始纳斯达克上市作业
2. Nasdaq review & application
   美国纳斯达克检阅与申请

* Timeline is estimation and may fluctuate at the point of event.
上述时间仅属预计，程序随着活动有所更动。

Updated on MARCH 2018
2018年3月 更新

Phase 2

第2阶段

/ Estimated time of completion is within 12 months 预计 12个月内完成



Nasdaq
NAMI CORP

- Kick start Nasdaq Listing
- 开始纳斯达克上市作业

* Timeline is estimation and may fluctuate at the point of event.
上述时间仅属预计，程序随着活动有所更动。

Updated on MARCH 2018
2018年3月 更新

Phase 2
第2阶段

/ Estimated time of completion is within 12 months 预计 12个月内完成



- IPO Prospectus Preparation 准备招股说明书
- Corporate Governance Committee set up 成立企业监管委员会
- Independence Committee set up 成立独立委员会
- Audit Committee set up 成立审计委员会
- US due diligence working group visit Malaysia 美国尽职调查团队来马考察
  - Review on Core Listing Projects 上市核心项目检阅
- Submission for Up listing Approval 提交上市审批

* Timeline is estimation and may fluctuate at the point of event.
上述时间仅属预计，程序随着活动有所更动。

Updated on MARCH 2018
2018年3月 更新



Phase 3 第3阶段

/ Estimated time of completion is within 1 month
预计 1个月内完成

Uplisted and Ring the bell
纳斯达克敲钟上市

* Timeline is estimation and may fluctuate at the point of event.
上述时间仅属预计，程序随着活动有所更动。

Updated on MARCH 2018
2018年3月 更新



Phase 3
第3阶段

/ Estimated time of completion is within 1 month 预计 1个月内完成

NAMI CORP

Uplisted to Nasdaq
纳斯达克上市

* Timeline is estimation and may fluctuate at the point of event.
上述时间仅属预计，程序随着活动有所更动。

Updated on MARCH 2018
2018年3月更新



Phase 3
第3阶段
/ Estimated time of completion is within 1 month 预计 1个月内完成
NAMI CORP
Ring the Bell
敲钟上市
* Timeline is estimation and may fluctuate at the point of event.
上述时间仅属预计，程序随着活动有所更动。

DISCLAIMER

This presentation contains many forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Such statements described events or results that we expect to achieve in the future. Such statements are characterized by the use of words such as “believes,” “intends,” “expects,” “anticipates” and similar words or expressions. Such forward-looking statements involve both known and unknown risks and uncertainties that may cause actual results, performance or achievements to differ from those expressed or implied by our forward-looking statements. Projections are only estimates based upon our assumptions and could be affected by numerous factors beyond our control, including the inaccuracy of our assumptions and general economic conditions. Our actual results of operations will vary from our projections and these variances may be material and adverse. Prospective investors are advised to rely upon their own analysis, or that of their advisors and experts, to evaluate the risks and merits of the Company.



NAMI CORP

Thank You!
谢谢！

